3Q 2012 Investor Presentation December 2012 Exhibit 99.1

Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the
Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.
2.

3.
Argo Group – Niche Specialist With International Platform
• Underwriter of specialty P&C insurance and reinsurance worldwide through four distinct business segments
• Global footprint with operations strategically located in major insurance centers – U.S., Bermuda, London, Brazil, Dubai and Continental Europe
• A leader in the U.S. Excess & Surplus lines market
• Among the largest Syndicates at Lloyds by stamp capacity
• One of only a few international insurance groups authorized to operate locally in Brazil
• Broad and deep relationships with retailers, wholesalers and Lloyds brokers
• Focused on underwriting excellence and well positioned for growth
• Conservatively capitalized by any measure
• Financial strength is excellent as indicated by A.M. Best rating
1
of ‘A’
1 Argo P/C insurance & reinsurance operations (Class Size XII)

4.
Evolution to an International & Diversified Specialty U/W
2001
• Acquired Colony
and Rockwood
• Founded Trident
(Public Entity)
2005
• Sold Risk
Management
business
2007
• Rebranded Argo Group
• Completed merger
with PXRE
• Formed Argo Re
2008
• Acquired Lloyds
Syndicate 1200
2011
• Established  local
presence in Europe,
Brazil & Dubai
(part of Int’l Specialty)
4.
1
Excludes GWP recorded in runoff and corporate & other.
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
3Q/12
TTM
BVPS $23.39 $27.22 $30.36 $33.50 $39.08 $45.15 $44.18 $52.36 $57.82 $55.60 $61.41
Total Capital (Millions) $328 $567 $717 $860 $992 $1,754 $1,782 $1,996 $1,986 $1,840 $2,062
$186
$272
$622
$788
$903
$1,056
$1,153
$1,182
$1,605
$1,987
$1,530
$1,544
$1,697
0
400
800
1,200
1,600
2,000
Total
Risk Management (sold in 2005)
International Specialty
Syndicate 1200
Commercial Specialty (includes Trident)
Excess & Surplus Lines
13%
31%
30%
26%

UNITED
STATES
BRAZIL
EUROPE
MENA
Dubai
Rio de Janeiro
Sao Paulo
Bermuda
Barcelona
Brussels
London
Malta
Paris
Zurich
Key offices:
Atlanta
Boston
Chicago
Denver
Houston
Los Angeles
New York
Portland
Richmond
Rockwood
San Antonio
Scottsdale
Argo Group International Footprint
5.

6.
Argo Group Business Mix
6.
GWP by Segment
Excess &
Surplus Lines
Commercial
Specialty
Syndicate
1200
International
Specialty
13%
26%
GWP by Product
Property
Casualty
GWP by Business Type
Primary
Insurance
Reinsurance
GWP by Geography
North
America
Europe
*Data is based on TTM as of Sept. 30, 2012.
31%
30%
60%
40%
15%
85%
15%
5%
80%
Rest of World

Maximize shareholder value through growth in book value per share
Our Strategy
• Become a recognized worldwide leader of custom insurance and reinsurance solutions for our clients
• Create a competitive advantage through superior customer service, product innovation and underwriting knowledge
• Achieve profitable growth organically and/or through opportunistic acquisitions throughout the underwriting cycle
• Manage capital and risk appropriately / maintain strong ratings
• Hire top tier talent to support our strategy
7.

Maximizing Shareholder Value – BVPS Growth
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock as if on a converted basis. Preferred stock had fully converted into common shares as of Dec. 31, 2007.
1
Price / book calculated at 52-week high and most recent book value per share. Stock price and book value adjusted for PXRE merger for 2006 and prior years.
Note the book value amounts for 2011 and 2010  reflect the effect of the Company’s adoption of new guidance related to accounting for costs associated with acquiring or renewing insurance contracts.  2009 and prior periods have not been restated.
2008 2009 2010 2011 2006 2007 2005 2004 2003 2002
8.
3Q 12
$45.15
$44.18
$52.36
$57.82
$61.41
$39.08
$23.39
$27.22
$30.36
$33.50
1.1x 1.1x
1.2x
1.6x
1.7x
1.2x
0.9x
0.8x
0.7x
0.6x
0.7x
$55.60
= Price/Book
1
-
10.00
20.00
30.00
40.00
50.00
60.00
70.00
80.00

$420
$400
$380
$360
$340
$320
$300
GWP ($M)
7.2%
YTD 3Q11
YTD 3Q12

$390
$370
$350
$330
$310
$290
$270
$250
GWP ($M)
3.0%
YTD 3Q11
YTD 3Q12

$240
$220
$200
$180
$160
$140
$120
GWP ($M)
15.8%
YTD 3Q11
YTD 3Q12

$460
$410
$360
$310
$260
GWP ($M)
26.5%
YTD 3Q11
YTD 3Q12

9.
YTD Consolidated GWP up 12.7% in 3Q12  vs.  3Q11
Year To Date Premium Growth Up Across All Segments
Reflects impact of strategic initiatives taken, rate increases and improved retention
9.
Excess & Surplus Lines
Commercial Specialty
International Specialty
Syndicate 1200
$357.3
$382.9
$335.1
$345.2
$174.5
$202.1
$335.7
$424.5

PTOI* ($ millions)
*Excludes interest expense
120.0
100.0
80.0
60.0
40.0
20.0
-
(20.0)
(40.0)
$18.5
$41.1
$36.9
$57.7
$101.4
$112.7
$98.3
$64.7
$69.1
$72.9
$62.9
Combined Ratio

10.
About Us
• A leader in the U.S. Excess & Surplus
lines market
• Strong relationships with national,
local and regional wholesale brokers
• Seasoned U/W expertise is a competitive
advantage
• Target market is small, medium and
large non-standard (hard-to-place) risks
underwritten on both an admitted and
non-admitted basis
GWP by Business Unit – TTM 9/30/12
Casualty 31%
Transportation 18%
Environmental 4%
Allied Medical 5%
Property 9%
Contract 24%
Errors & Omissions 8%
Excess & Surplus Lines Segment
10.
*YTD as of Sept. 30, 2012.
Combined
Ratio
Total
PTOI
NII
AY U/W
Results
PYD
CATS
‘08 ‘09 ‘10 ‘11 ‘06 ‘07 ‘05 ‘04 ‘03 ‘02
94.7% 91.1% 94.8% 92.6% 88.9% 89.3% 93.3% 99.6% 97.8% 95.7%
’3Q/12*
91.7%
110%
100%
90%
80%
Pre-Tax Operating Income and Combined Ratio
Management Liability 1%

80.0
60.0
40.0
20.0
-
(20.0)
(40.0)
PTOI* ($ millions)
*Excludes interest expense
120%
105%
90%
75%
Combined Ratio

Commercial Specialty
Pre-Tax Operating Income and Combined Ratio
About Us
• Designs customized commercial insurance
programs for grocers, dry cleaners
restaurants and other specialty retail clients
• 2
nd
largest provider of commercial insurance
to small and midsize U.S. public entities
• 2
nd
largest provider of commercial insurance
to the coal mining industry
• Distributes products directly through
wholesalers and independent agents
$19.3
‘08 ‘09 ‘10 ‘06 ‘07 ‘05 ‘04 ‘03 ‘02 ‘11
$38.0
$50.4
$61.3
$43.0 $45.8
100.0% 98.5% 97.2% 92.5% 89.4% 88.7% 96.5% 96.5% 99.0% 108.2%
$12.7
$10.8
’3Q/12*
112.6%
($7.6)
$1.8
$33.1
*YTD as of Sept. 30, 2012.
GWP by Business Unit – TTM 9/30/12
Argo Insurance U.S. Retail 23%
Restaurants 5%
Grocery 10%
Dry Cleaners 5%
Other Industries 3%
Mining 19%
Public Entity 29%
Commercial 2%
Programs...…
Argo Surety 8%
Alteris 48%
Corp. Accts/Other 19%
.
11.
Combined
Ratio
Total
PTOI
NII
AY U/W
Results
PYD
CATS
FEE

PTOI* ($ millions)
*Excludes interest expense
Combined Ratio

GWP ($ millions)

12.
Syndicate 1200
Pre-Tax Operating Income and Combined Ratio
About Us
• Established multi-class
platform at Lloyds of London
• Ranked among the largest
Syndicates at Lloyds by Stamp
Capacity
• Lloyd’s market ratings:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P
GWP by Business Unit – TTM 9/30/12
Property 50%
Liability 31%
Specialty 15%
Aerospace 4%
Prof. Indemnity 13%
General Liability 12%
Directors & Officers 2%
Other  4%
Int’l Property Treaty 3%
NA & Int’l Binders 11%
Personal Accident 12%
Property FAC  18%
Other 6%
Gross Written Premium
12.
140%
90%
60%
130%
‘11 ‘10 ‘09 ‘08
‘11 ‘10 ‘09 ‘08
$282.9
$706.0
$389.9
$438.5
120%
110%
100%
80%
70%
112.3% 95.8% 115.3% 131.4%
’3Q/12*
$527.3
’3Q/12*
97.1%
*Data is based on TTM as of Sept. 30, 2012.
*YTD as of Sept. 30, 2012.
(100.0)
(80.0)
(60.0)
(40.0)
(20.0)
-
20.0
40.0
60.0
0
100
200
300
400
500
600
700
800
Combined
Ratio
Total PTOI
NII
AY U/W
Results
PYD
CATS
FEE
($5.2)
$30.0
($28.1)
($63.0)
$20.6

PTOI* ($ millions)
*Excludes interest expense
Combined Ratio
80.0
60.0
40.0
20.0
-
(20.0)
(40.0)
(60.0)
(80.0)
(100.0)
(120.0)
(140.0)
$0.8
$8.1
$23.6
$50.3
$35.7
($68.4)
$25.1

GWP ($ millions)
250
200
150
100
50
0
$11.1
$34.3
$126.4
$162.9
$188.9
$200.8
$226.9

13.
International Specialty
About Us
• Bermuda team underwrites property CAT,
short tail per risk and proportional treaty
reinsurance worldwide, excess casualty and
professional liability
• Building diversity through international
expansion:
• Established primary operations in Brazil
• Established operations in Euro zone
• Established regional office in Dubai
• Distributes through brokers
GWP by Business Unit – TTM 9/30/12
Property CAT 38%
Casualty 23%
Professional 8%
Other 6%
Property Pro Rata 5%
Gross Written Premium
Pre-Tax Operating Income and Combined Ratio
200%
’3Q/12* ‘10 ‘09 ‘08 ‘07 ‘06
13.
160%
80%
0%
120%
40%
Combined
Ratio
Total
PTOI
NII
AY U/W
Results
PYD
CATS
77.9% 52.3% 72.8% 178.5% 86.1% 82.1%
‘11
*Data is based on TTM as of Sept.30, 2012.
Property Risk XS 3%
Emerging Markets 17%
Brazil 14%
Dubai/Other 3%
82.1%
’3Q/12* ‘10 ‘09 ‘08 ‘07 ‘06 ‘11
*YTD as of Sept. 30, 2012.

14.
3Q 12  vs. 3Q 11 YTD 3Q 12 vs. YTD 3Q 11
Gross Written Premiums
$485.5 $448.5 $1,356.0 $1,203.0
Net Written Premiums
364.3 295.1 967.0 822.8
Earned Premiums
304.3 270.9 871.8 804.0
Losses and LAE
186.3 199.6 527.9 664.4
Other Reinsurance-Related Expenses
7.0 2.7 20.8 3.1
Underwriting, Acquisition and Insurance Expenses
118.0 104.2 346.3 314.7
Underwriting Income / (Loss)
($7.0) ($35.6) ($23.2) ($178.2)
Net Investment Income
28.9 30.0 90.3 96.3
Fee Income, net
3.0 1.4 4.8 1.8
Interest Expense
5.8 5.6 17.0 16.5
Operating Income / (Loss)
$19.1 ($9.8) $54.9 ($96.6)
Foreign Currency Exchange Gain / (Loss)
(9.7) 1.9 (2.8) (11.1)
Net Realized Investment Gains
8.3 3.9 18.7 37.7
Pre-Tax Income / (Loss)
$17.7 ($4.0) $70.8 ($70.0)
Income Tax Provision
4.3 6.8 13.8 13.3
Net Income / (Loss)
$13.4 ($10.8) $57.0 ($83.3)
Operating Income (Loss) per Common Share (Diluted) 1
$0.59 ($0.31) $1.68 ($3.00)
Net Income (Loss) per Common Share (Diluted)
$0.52 ($0.39) $2.18 ($3.04)
Loss Ratio 2
62.6% 74.5% 62.0% 83.0%
Expense Ratio 3
39.7% 38.8% 40.7% 39.3%
Combined Ratio
102.3% 113.3% 102.7% 122.3%
1
Per diluted share at assumed tax rate of 20% in 2012 and 15% in 2011.  Tax rate adjusted in the current quarter to reflect the distribution of results.
2
Defined as Losses & LAE / (Earned Premiums less Other Reinsurance-Related Expenses).
3
Defined as Underwriting, Acquisition and Insurance Expenses / (Earned Premiums less Other Reinsurance-Related Expenses).
All data in millions except for per share data and ratio calculations.
3Q & YTD Operating Results - 2012 vs. 2011
14.

15.
ROE (Major Drivers)
Higher U/W margins required to offset low investment yields
ROE Sensitivity Table
1.0% 0.5% 2.9% 5.3% 7.6% 10.0%
0.0% 1.3% 3.7% 6.0% 8.4% 10.8%
-1.0%
2.1% 4.4% 6.8% 9.2% 11.5%
-2.0% 2.8% 5.2% 7.6% 9.9% 12.3%
-3.0%
3.6% 5.9% 8.3% 10.7% 13.0%
-4.0% 4.3% 6.7% 9.1% 11.4% 13.8%
-5.0%
5.1% 7.5% 9.8% 12.2% 14.6%
-6.0% 5.8% 8.2% 10.6% 13.0% 15.3%
-7.0%
6.6% 9.0% 11.3% 13.7% 16.1%
-8.0% 7.4% 9.7% 12.1% 14.5% 16.8%
-1.0% 0.0% 1.0% 2.0% 3.0%
Change in Investment Yield
15.
** Based on the latest 2012 consensus estimate and Sept. 30, 2012 shareholders equity.

17%
16.
Conservative Investment Strategy
As of September 30, 2012
• Duration of 3.2 years
• Average rating of ‘AA-’
• Book yield of 3.5%
• Very liquid
• Conservatively managed
Portfolio Characteristics
Equity Investments by Sector
10% Healthcare
Energy 23%
3% Industrials
11% Funds
5% Financials
9% Info Tech
4% Materials
6% Consumer
Discretionary
Consumer Staples
Asset Allocation
7% Other
Fixed 73%
Maturities.
9% Short Term Invest.
12% Equities
Total:
$4.3B
Total:
$0.5B
Fixed Maturities by Type
11% Short Term
Corporate
30%.
21% Gov.
20% Structured
State/Muni
18%.
Total:
$3.2B
16.
29%

Argo Group - Recap of Major Highlights
Argo is an established carrier in the international specialty insurance and reinsurance markets
• U.S. and international platforms well-positioned to take advantage of improving market
• International platform supports diversification and future growth strategy
• Recent strategic initiatives are beginning to yield results
• Underwriting focus and talent are key competitive advantages
Management is committed to maximizing shareholder value
• Achieved double digit book value per share growth since 2002
• Quality of capital and balance sheet is excellent
• Will continue to return capital as appropriate
17.

Argo Group - A Compelling Valuation
Current stock price does not reflect strength of balance sheet or underwriting platform
• AGII’s stock price trading at approximately half of book value
Balance sheet characteristics:
• Adequately reserved
• Excellent asset quality
• Average rating of fixed maturity portfolio is ‘AA-’
• Exposure to questionable sovereigns is immaterial
• Average rating of reinsurance recoverable balances is ‘A’
• Intangibles and goodwill less than 4% of total assets
• Use of financial leverage is modest at 21% (9/30/12)*
18.
*pro forma for expected redemption of Trust Preferred securities in November of 2012
Management is an active buyer of the stock